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                                                                    EXHIBIT 10.6

              Letter Amendment to Corporate Revolving and Term Loan
             Agreement with Manufacturers and Traders Trust Company
                             dated February 2, 2001



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Manufacturers and Traders Trust Company
One Fountain Plaza, Buffalo, NY 14203-1495
716-842-4200 Fax: 716-848-7318

Western New York Commercial Banking Department


February 2, 2001

Mark P. Kashmanian
Treasurer and Chief Accounting Officer
Ablest Inc.
1901 Ulmerton Road
Clearwater, Fl 33762

Dear Mark:

This letter will confirm that the Corporate and Revolving Term Loan Agreement by and among Manufacturers and Traders Trust Company and Ablest Inc. (formerly Ablest Service Corp.) dated as of August 21, 1995, and as amended (the "Loan Agreement"), has been reduced to $5,000,000 and is set to mature August 1, 2001. All Other terms and conditions of the Loan Agreement remain unchanged.


Very truly yours,
MANUFACTURERS AND TRADERS TRUST COMPANY


By:  /s/ Kevin B. Quinn
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       Kevin B. Quinn
       Vice President



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